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                                                                    Exhibit 23.3










                               CONSENT OF COUNSEL




We consent to the references to our firm under the captions "Income Tax Aspects,""Legal Matters" and "Experts" in this Form S-1 Registration Statement as filed with the United States Securities and Exchange Commission on November 12, 2002 and the related Prospectus for Salomon Smith Barney Diversified 2000 Futures Fund L.P.

November 12, 2002



                                             /s/ Willkie Farr & Gallagher